Income Taxes	12 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Income Taxes

Note 8 – Income Taxes

The Company reported a pre-tax loss of $3.0 million and $4.5 million for the years ended June 30, 2025 and 2024, respectively.

There is no federal or state provision for income taxes because the Company has incurred operating losses since inception and is in a full valuation allowance position. Deferred income taxes reflect the net tax effects primarily of the net operating losses and the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of June 30, 2025, the Company has approximately $7.6 million in federal net operating loss carryforwards available to offset future taxable income.

Deferred tax assets are calculated using combined federal and state statutory tax rates. For federal purposes, the statutory corporate tax rate is 21%, as set by the Tax Cuts and Jobs Act of 2017 and effective through 2025. The California state income tax rate is 7%, net of federal deduction. Accordingly, the combined effective rate applied to statutory income tax rates is offset by a change in the deferred income tax valuation allowance of approximately 28%.